ADVISORSHARES TRUST

DENT TACTICAL ETF

Supplement dated June 2, 2012

to the currently effective Statutory and Summary Prospectuses for the Fund listed above

This supplement provides new and additional information beyond that contained in the currently effective Statutory and Summary Prospectuses for the Dent Tactical ETF (the “Fund”) and should be read in conjunction with those Prospectuses.

Effective June 2, 2012, H.S. Dent Investment Management, LLC resigned as investment sub-advisor to the Dent Tactical ETF. Pursuant to an interim sub-advisory agreement between American Wealth Management and the Fund’s investment advisor, AdvisorShares Investments, LLC (the “Advisor”), American Wealth Management will act as investment sub-advisor for the lesser of: (i) the period from June 2, 2012 through the date of the approval of a new investment sub-advisory agreement between the Advisor and American Wealth Management by vote of a majority of the outstanding voting securities of the Fund or (ii) one hundred fifty (150) days.

Therefore, all references in the Fund’s Prospectuses to H.S. Dent Investment Management, LLC are hereby deleted and replaced with “American Wealth Management.” All references to the “Sub-Advisor” refer to American Wealth Management.

Additional revisions to the Funds’ Prospectuses are set forth below.

Principal Investment Strategies

The second and third sentences of the “Principal Investment Strategies” section are deleted and replaced with the following:

American Wealth Management (the “Sub-Advisor”) seeks to achieve the Fund’s investment objective by identifying the overall trend of the U.S. and global economies, and then implementing investment strategies in asset classes (such as, but not limited to, foreign and domestic equities or fixed income securities) that the Sub-Advisor believes will benefit from these trends. The Sub-Advisor seeks to achieve the Fund’s investment objective by managing a tactical strategy the has the ability to dynamically rebalance the Fund’s portfolio from as much as 100% equity assets to 100% fixed income assets or cash and cash equivalents depending on market trends.

Management – Portfolio Managers

The “Portfolio Managers” section is deleted in its entirety and replaced with the following:

Laif Meidell – Portfolio Manager Since 1995

More Information About the Fund’s Principal Investment Strategies (Statutory Prospectus Only)

The “More Information About the Fund’s Principal Investment Strategies” section is deleted in its entirety and replaced with the following:

The Fund is an actively managed ETF and thus, does not seek to replicate the performance of a specified index. Instead, it uses an active investment strategy to meet its investment objective. The Sub-Advisor, subject to the oversight of the Advisor and the Board, has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective and investment policies.

The Sub-Advisor seeks to achieve the Fund’s investment objective by identifying, through proprietary analysis, the overall trend of the U.S. and global economies, and then implementing investment strategies in asset classes (such as, but not limited to, foreign and domestic equities or fixed income securities) that the Sub-Advisor believes will benefit from these trends. The Sub-Advisor is of the opinion that maximizing investment returns depends on understanding the right balance of asset classes that are favored by different fundamental economic trends and accurately rebalancing the Fund’s investments as the trends emerge.

The Sub-Advisor attempts to prevent losses as well as achieve gains. The Sub-Advisor determines how offensive or defensive the Fund portfolio will be, and then selects securities to buy or sell. Offensive holdings are those that the Sub-Advisor anticipates will appreciate in value. Defensive positions are those which the Sub-Advisor anticipates will maintain their value, regardless of market conditions or cycles. The Sub-Advisor remains objective and applies little subjective judgment in security selection, retention, or sales decisions.

The securities that comprise the Fund’s offensive strategy are selected using the following method:

•	Using a proprietary ranking process and objective third party research, the selected ETFs are ranked by the Sub-Advisor according to their relative strength.

•	The Sub-Advisor then constructs the Fund portfolio using the highest ranking ETFs that meet a minimum requirement according to the proprietary ranking process. The Fund is managed as an allocated fund of funds made up of these highly ranked ETFs selected by the Sub-Advisor.

When there are not sufficient sectors and/or ETFs that meet the minimum relative strength requirement, the balance of the Portfolio’s assets will be allocated to defensive investments for example; high quality debt, money market instruments, or other investments similar in nature as determined by the Sub-Advisor. When the Fund engages in such activities, it may not achieve its investment objective.

The holdings of the Fund will be reallocated at the Sub-Advisors discretion over the course of the month. The Sub-Advisor may consider selling an Underlying ETF for one or more of the following reasons: the Underlying ETF’s price has reached its target, the Underlying ETF’s fundamentals or price appear to be deteriorating, or better Underlying ETF selections are believed to have been identified. As a result of this continuous rebalancing of Underlying ETFs, the Fund’s portfolio turnover rate and transaction costs will rise, which may lower Fund performance.

Transparency: The Fund’s portfolio holdings will be disclosed on its website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

Management of the Fund – Investment Sub-Advisor (Statutory Prospectus Only)

The first paragraph under the “Investment Sub-Advisor” section is deleted and replaced with the following:

American Retirement Planners II, Inc., doing business as “American Wealth Management,” located at 570 Hammill Lane, Reno, Nevada 89511, serves as investment sub-advisor to the Fund. The Sub-Advisor is responsible for selecting the Fund’s investments according to the Fund’s investment objectives, policies and restrictions. American Wealth Management was established in 1989. American Wealth Management serves as an investment manager to individuals, corporations and profit sharing plans. As of March 31, 2012, American Wealth Management had approximately $228,000,000 in assets under management.

Management of the Fund – Portfolio Managers (Statutory Prospectus Only)

The “Portfolio Managers” section is deleted in its entirety and replaced with the following:

The following portfolio manager is primarily responsible for the day-to-day management of the Fund.

Laif Meidell is the founder of American Wealth Management and is a Portfolio Manager of American Wealth Management’s separate accounts. Prior to joining American Wealth Management in 1995, Mr. Meidell was an active duty officer in the U.S. Army. He graduated with Honors from the Regis University (Denver, CO) with an MBA in Finance and Accounting in 1993. Mr. Meidell received his B.S. in Finance from Brigham Young University (Provo, UT) in 1989. He holds the Series 7, 63, and 65 licenses. Mr. Meidell is a Chartered Market Technician (CMT) and an Accredited Investment Fiduciary (AIF).

Additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund is available in the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.